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                                                                   EXHIBIT 10-A



                    THIRD AMENDMENT TO CREDIT AGREEMENT AND
                     SECOND AMENDMENT TO SECURITY AGREEMENT
                                  (AND WAIVER)


         THIS AMENDMENT is entered into as of September 13, 1996, between FOXMEYER HEALTH CORPORATION, a Delaware corporation ("BORROWER"), and CREDIT LYONNAIS NEW YORK BRANCH, a duly licensed branch under the New York Banking Law of a foreign banking corporation organized under the Laws of the Republic of France ("LENDER").

         Borrower and Lender are party to the Credit Agreement (as renewed, extended, and amended, the "CREDIT AGREEMENT") dated as of September 6, 1995, providing for $20,000,000 term loan and party to the Security Agreement (as renewed, extended, and amended, the "SECURITY AGREEMENT") dated as of September 6, 1995. Borrower and Lender have agreed, upon the following terms and conditions, to amend the Credit Agreement to include additional Collateral and to temporarily waive Lender's right under the Credit Agreement to make demand under SECTION 2.4 of the Credit Agreement. Accordingly, for valuable and acknowledged consideration, Borrower and Lender agree as follows:

         1. TERMS AND REFERENCES. Unless otherwise stated in this amendment (a) terms defined in the Credit Agreement have the same meanings when used in this amendment and (b) references to "SECTIONS," "SCHEDULES," and "EXHIBITS" are to the Credit Agreement's sections, schedules, and exhibits.

         2. AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement is amended as follows effective as of the date of this amendment:

                  (a) SECTION 4.1 is amended to add the following subsections:

                           (e) All present and future right, title, and
                  interest owned now or in the future by Borrower in the right, title, and interest that M&A Investments, Inc. ("M&A"), limited partner of DNL Partners, L.P. ("DNL") holds in DNL (including, but not limited to DNL's present and future right, title, and interest owned now or in the future, in DNL Savannah Holdings Corp., including all of its right, title, and interest in Carson, Inc. and/or Carson Products, Inc.). Borrower shall take whatever steps are necessary to obtain all necessary consents to allow M&A to execute, and to have M&A so execute, a pledge agreement in favor of Lender granting a direct security interest of M&A's interest in DNL.

                           (f) All present and future right, title, and interest owned now or in the future by Borrower or M&A in Carson, Inc. and/or Carson Products, Inc.

         3. AMENDMENT TO SECURITY AGREEMENT. PARAGRAPH 4 of the Security Agreement is amended to add the following sub-paragraphs as follows:

                           (d) All present and future right, title, and
                  interest now owned or subsequently acquired by Debtor in the right, title, and interest that M&A Investments, Inc. ("M&A"), limited partner of DNL Partners, L.P. ("DNL") holds in DNL (including, but not limited to DNL's present and future right, title, and interest owned now or in the future, in DNL




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                  Savannah Holdings Corp., including all of its right, title, and interest in Carson, Inc. and/or Carson Products, Inc.), together with, subject to PARAGRAPH 9(E) of this agreement, all of the following: (i) All present and future increases, profits, combinations, and reclassifications of, stock dividends, options, warrants, or subscription or similar rights issued in connection with, and substitutes and replacements for, any of such right, title, or interest that M&A Investments, Inc. holds in DNL (including, but not limited to DNL's present and future right, title, and interest owned now or in the future, in DNL Savannah Holdings Corp., including all of its right, title, and interest in Carson, Inc. and/or Carson Products, Inc.), whether arising in connection with any recapitalization, reclassification, merger, consolidation, conversion, sale of assets, combination of shares, stock split, or spin-off; and (ii) all dividends and other cash and noncash proceeds of, or distributions in connection with, any of the foregoing. Debtor shall take whatever steps are necessary to obtain all necessary consents to allow M&A to execute, and to have M&A so execute, a pledge agreement in favor of Secured Party granting a direct security interest of M&A's interest in DNL.

                           (e) All present and future right, title, and interest owned now or in the future by Debtor or M&A in Carson, Inc. and/or Carson Products, Inc.

         4. WAIVER. In consideration of the grant of the security interest described in PARAGRAPHS 2 and 3 above and upon Borrower's request, through and including September 27, 1996, Lender waives all Defaults which have occurred or will occur solely in connection with SECTIONS 8.6, 9.1, and 9.2. Additionally, Lender agrees that it will not, on or before September 27, 1996, make demand under SECTION 2.4 due to the existence of a Collateral-Base Deficiency, unless, prior to September 27, 1996, Borrower is unable to provide the necessary consents, if any, to the grant of the security interests described in PARAGRAPHS 2 and 3 above. Except as expressly stated, this paragraph is not a waiver of existing or future Potential Defaults or Existing Defaults or a waiver of Lender's rights to insist upon compliance by all other relevant parties with each Loan Document.

         5. CONDITIONS PRECEDENT. PARAGRAPHS 2 and 3 above are not effective until (a) Lender receives counterparts of this amendment executed by each party listed below; and (b) Borrower provides Lender with all consents necessary, if any, to the grant of the security interest described in PARAGRAPHS 2 and 3.

         6. RATIFICATIONS. Borrower (a) ratifies and confirms all provisions of the Loan Documents as amended by this amendment, (b) ratifies and confirms that all guaranties, assurances, and Liens granted, conveyed, or assigned to Lender under the Loan Documents (as they may have been renewed, extended, and amended) are not released, reduced, or otherwise adversely affected by this amendment and continue to guarantee, assure, and secure full payment and performance of the present and future Obligation, and (c) agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional documents, and certificates as Lender may request in order to create, perfect, preserve, and protect those guaranties, assurances, and Liens.

         7. REPRESENTATIONS. Borrower represents and warrants to Lender that as of the date of this amendment (and except as may have been waived pursuant to PARAGRAPH 4 above) (a) all representations and warranties in the Loan Documents are true and correct in all material respects except to the extent that (i) any of them speak to a different specific date or (ii) the facts on which any of them




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were based have been changed by transactions contemplated or permitted by the
Credit Agreement, (b) no Material-Adverse Event (other than as may exist as a result of the bankruptcy filing by FoxMeyer Corporation and certain of its subsidiaries), Default or Potential Default exists, and (c) the consent or approval of Hamilton Morgan, L.L.C., to this amendment is not required under any circumstances, including, without limitation, for the continued effectiveness of the Security Agreement dated as of September 6, 1995, executed by Hamilton Morgan, L.L.C., as Pledgor, for the benefit of Lender as Secured Party.

         8. MISCELLANEOUS. All references in the Loan Documents to the "Credit Agreement" refer to the Credit Agreement as amended by this amendment. This amendment is a "Loan Document" referred to in the Credit Agreement, and the provisions relating to Loan Documents in SECTIONS 1 and 11 are incorporated in this amendment by reference. Except as specifically amended and modified in this amendment, the Credit Agreement is unchanged and continues in full force and effect. This amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document. All counterparts must be construed together to constitute one and the same instrument. This amendment binds and inures to each of the undersigned and their respective successors and permitted assigns, subject to SECTION 11.12. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


         EXECUTED as of the date first stated above.

FOXMEYER HEALTH CORPORATION,           CREDIT LYONNAIS NEW YORK
as Borrower                            BRANCH, as Lender


By                                     By
    ------------------------                 ---------------------------
    Grady E. Schleier, Vice           (Name)
    President and Treasurer                  ---------------------------
                                      (Title)
                                             ---------------------------




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